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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D. C. 20549

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                                       FORM 8-K

                                   CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                                  NOVEMBER 2, 1999
                  Date of Report (Date of earliest event reported)

                                ABBOTT LABORATORIES
               (Exact name of registrant as specified in its charter)

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      ILLINOIS                        1-2189               36-0698440
      (State or other        (Commission File Number)      (I.R.S. Employer
      Jurisdiction of                                      Identification No.)
      Incorporation)

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                                100 ABBOTT PARK ROAD
                          ABBOTT PARK, ILLINOIS 60064-6400
                 (Address of principal executive offices)(Zip Code)


         Registrant's telephone number, including area code: (847) 937-6100

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ITEM 5.   OTHER EVENTS.

          On September 28, 1999, Abbott announced that it had been notified by the United States government of alleged noncompliance with the Food and Drug Administration's Quality System Regulation at Abbott's Diagnostics Division facilities in Lake County, Illinois. On November 2, 1999, a consent decree was entered in the United States District Court for the Northern District of Illinois which settles the issues involving Abbott's diagnostic manufacturing operations in Lake County, Illinois. The consent decree is more fully described in the press release attached as Exhibit 99.1. A copy of the consent decree is attached as Exhibit 99.2.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits.

               EXHIBIT NO.    DESCRIPTION

               Exhibit 99.1   Press Release dated November 2, 1999.

               Exhibit 99.2   Consent Decree.

                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   ABBOTT LABORATORIES


                                   /s/ Gary P. Coughlan
                                   -------------------------------

                                   By: Gary P. Coughlan
                                   Senior Vice President, Finance
                                   and Chief Financial Officer



Date: November 4, 1999